UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) April 30, 2013

THE CHUBB CORPORATION

(Exact name of registrant as specified in its charter)

New Jersey	1-8661	13-2595722
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

15 Mountain View Road, Warren, New Jersey		07059
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code (908) 903-2000

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07. Submission of Matters to a Vote of Security Holders.

Signatures

Item 5.07. Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders of The Chubb Corporation (the Corporation) was held on April 30, 2013. Matters submitted to shareholders at the meeting and the voting results thereof were as follows:

Election of Directors. The shareholders of the Corporation elected each of the director nominees proposed by the Corporation’s Board of Directors to serve until his or her successor is duly elected and qualified. The following is a breakdown of the voting results:

Director	Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
Zoë Baird Budinger	205,618,393	1,645,520	0	22,103,367
Sheila P. Burke	205,630,772	1,633,141	0	22,103,367
James I. Cash, Jr.	204,080,199	3,183,714	0	22,103,367
John D. Finnegan	201,008,814	6,255,099	0	22,103,367
Lawrence W. Kellner	206,775,187	488,726	0	22,103,367
Martin G. McGuinn	206,838,956	424,957	0	22,103,367
Lawrence M. Small	205,455,898	1,808,015	0	22,103,367
Jess Søderberg	206,922,612	341,301	0	22,103,367
Daniel E. Somers	206,848,158	415,755	0	22,103,367
William C. Weldon	206,745,283	518,630	0	22,103,367
James M. Zimmerman	206,815,044	448,869	0	22,103,367
Alfred W. Zollar	205,953,619	1,310,294	0	22,103,367

Appointment of Ernst & Young LLP as Independent Auditor. The shareholders of the Corporation ratified the appointment of Ernst & Young LLP as the Corporation’s independent auditor. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
227,542,740	1,664,205	160,335	0

Advisory Vote on Executive Compensation. The shareholders of the Corporation approved, on an advisory basis, the Corporation’s compensation program for the named executive officers of the Corporation as set forth in the 2013 proxy statement. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
199,944,572	6,709,274	610,067	22,103,367

Shareholder Proposal relating to the Corporation’s Political Contributions and Related Expenditures. The shareholders of the Corporation rejected a proposal relating to the Corporation’s political contributions and related expenditures. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
7,034,724	192,649,058	7,580,131	22,103,367

Shareholder Proposal relating to the Corporation’s Sustainability Reporting. The shareholders of the Corporation rejected a proposal relating to the Corporation’s political contributions and related expenditures. The following is a breakdown of the voting results:

Votes For	Votes Against/Withheld	Abstentions	Broker Non-Votes
56,676,536	119,288,911	31,298,466	22,103,367

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

THE CHUBB CORPORATION

Date: May 2, 2013	By:	/s/ W. Andrew Macan
		Name:	W. Andrew Macan
		Title:	Vice President and Secretary